                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") is made and entered into as of the 21st day of December, 2000, by and among BLACK HAWK/JACOBS ENTERTAINMENT, LLC, a Colorado limited liability company ("BHJE"), BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC., a Colorado corporation ("BHGD"), GILPIN VENTURES, INC., a Colorado corporation ("GVI"), GILPIN HOTEL VENTURE, a Colorado joint venture partnership ("GHVP") and GOLD DUST WEST CASINO, INC., a Nevada corporation ("GDWCI" and together with BHJE, BHGD, GVI and GHVP, collectively the "Borrowers"), WELLS FARGO BANK, National Association, BANK ONE, NA (formerly The First National Bank of Chicago), KEYBANK NATIONAL ASSOCIATION and WEST COAST BANK (each individually a "Lender" and, together with their respective successors and assigns, collectively the "Lenders"), WELLS FARGO BANK, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer") and WELLS FARGO BANK, National Association, as the arranger and administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

                                    RECITALS:

                  WHEREAS:

                  A. BHJE, BHGD, GVI, GHVP and Banks (Wells Fargo Bank, National Association, having succeeded to the Syndication Interest of First Security Bank, N.A. by merger) entered into a Credit Agreement dated as of April 16, 1999 (the "Existing Credit Agreement") for the purpose of establishing a reducing revolving line of credit in the initial principal amount of Sixty-Five Million Dollars ($65,000,000.00), including a subfacility for the issuance of standby letters of credit in the maximum aggregate amount of Ten Million Dollars ($10,000,000.00) at any time outstanding and further including a subfacility for the funding of swingline advances up to the maximum aggregate amount of Five Million Dollars ($5,000,000.00) at any time outstanding.

                  B. For the purpose of this First Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

                  C. As of the date of this First Amendment: (i) the Maximum Scheduled Balance is Sixty-Two Million Four Hundred Thousand Dollars ($62,400,000.00), and (ii) the Lenders presently hold the respective Syndication Interests in the proportions set forth below:

                                                                                               PROPORTIONATE
                                                                                                SYNDICATION
                                                         MAXIMUM AMOUNT                      INTEREST IN CREDIT
                       NAME OF LENDER                     OF PRINCIPAL                            FACILITY
                       --------------                    --------------                      ------------------
                Wells Fargo Bank, National
                Association                               $28,800,000.00                         46.1538462%

                Bank One, NA                              $14,400,000.00                         23.0769231%

                KeyBank National Association              $14,400,000.00                         23.0769231%

                West Coast Bank                           $ 4,800,000.00                          7.6923077%
                                                                                                -----------
                            TOTAL                         $62,400,000.00                        100.0%


                  D. On or about January 7, 2000, BHGD, as buyer, and Gold Dust Motel, Inc., a Nevada corporation ("GDMI") and John E. Cavanaugh, an individual ("Cavanaugh" and together with GDMI, collectively the "Sellers"), as sellers, entered into an Asset Purchase Agreement dated January 7, 2000 as amended by Addendum No. 1 to Asset Purchase Agreement dated January 7, 2000, by Amendment No. 1 to Asset Purchase Agreement dated August 23, 2000 and by Amendment No. 2 to Asset Purchase Agreement dated December 15, 2000 (collectively, the "Purchase Agreement") for the sale by Sellers and the purchase by BHGD of the Purchased Assets, as defined therein, on the terms and subject to the considerations more particularly therein described.

                  E. GDWCI is a wholly owned subsidiary of BHGD organized for the purpose of owning and operating the Purchased Assets upon consummation of the Gold Dust Acquisition.

                  F. Borrowers and Lenders desire to amend the Existing Credit Agreement, subject to the terms and conditions set forth herein, for the following purposes:

                           (i) Increasing the Aggregate Commitment and the
                  Maximum Scheduled Balance from Sixty-Two Million Four Hundred Thousand Dollars ($62,400,000.00) to Seventy-Five Million Dollars ($75,000,000.00), an increase of Twelve Million Six Hundred Thousand Dollars ($12,600,000.00) (the "Commitment Increase");



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

                           (ii) Revising the Aggregate Commitment Reduction
                  Schedule and the definition of the Applicable Margin;

                           (iii) Adding GDWCI as a Borrower and member of the
                  Borrower Consolidation;

                           (iv) Consenting to the acquisition of the Purchased
                  Assets by the Borrower Consolidation and the addition of the Purchased Assets as Collateral;

                           (v) Extending the Maturity Date for a one (1) year
                  period;

                           (vi) Modifying certain Financial Covenants and
                  Definitions relating thereto as hereinafter provided; and

                           (vii) Consenting to a one time Distribution of Two
                  Million Dollars ($2,000,000.00) to the JE Membership
                  Interests.

                  G. The Lenders set forth below (collectively the "Increasing Lenders") have agreed, subject to the terms, conditions, additional modifications and provisions set forth in this First Amendment, to fund portions of the Commitment Increase by increasing their respective Pro Rata Shares of the Aggregate Commitment by the amounts set forth below:

                                                                     PROPORTIONATE SHARES OF
                           NAME OF INCREASING LENDER                  COMMITMENT INCREASE
                           -------------------------                 -----------------------
                Wells Fargo Bank, National Association                    $ 1,200,000.00

                Bank One, N.A.                                            $   600,000.00

                KeyBank National Association                              $ 5,600,000.00

                West Coast Bank                                           $ 5,200,000.00
                                                                          --------------
                           TOTAL COMMITMENT INCREASE                      $12,600,000.00

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the amendments and modifications to the Existing Credit Agreement as specifically hereinafter provided as follows:

                  1. Definitions. As of the First Amendment Effective Date,
Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by



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

Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

                  "Aggregate Commitment" shall mean reference to the aggregate amount committed by Lenders for advance to or on behalf of Borrowers as Borrowings under the Credit Facility in the initial principal amount of Seventy-Five Million Dollars ($75,000,000.00), in each case as reduced on each Reduction Date by the Scheduled Reductions to the Maximum Scheduled Balance, and further subject to the additional reductions and/or limitations for advance as set forth or incorporated in the definition of Maximum Permitted Balance.

                  "Aggregate Commitment Reduction Schedule" shall mean (i) the Aggregate Commitment Reduction Schedule marked "Schedule 2.01(c)", affixed to the First Amendment and by this reference incorporated herein and made a part hereof, setting forth the Scheduled Reductions and Maximum Scheduled Balance as of each Reduction Date under the Credit Facility, which revised Schedule 2.01(c) shall fully supersede and restate Schedule 2.01(c) attached to the Existing Credit Agreement.

                  "Applicable Margin" means for any Base Rate Loan or LIBOR Loan during the period commencing on the First Amendment Effective Date and continuing until the Maturity Date, the applicable percentage amount to be added to the Base Rate or LIBO Rate, as the case may be, as set forth in TABLE TWO below, in each instance based on the Leverage Ratio calculated with regard to the Borrower Consolidation as of each Fiscal Quarter end, commencing with the Fiscal Quarter ended September 30, 2000, any change in the applicable percentage amount by reason thereof to be effective as of the 1st day of the third (3rd) month immediately following each such Fiscal Quarter end:

                                                       TABLE TWO                               TABLE THREE
                                     ---------------------------------------------             -----------
                                                                                               COMMITMENT
        LEVERAGE RATIO               BASE RATE MARGIN             LIBO RATE MARGIN             PERCENTAGE
        --------------               ----------------             ----------------             -----------
Greater than 2.50 to 1.0                   1.75%                        3.00%                     0.500%

Greater  than  2.00 to 1.0 but             1.25%                        2.50%                     0.500%
less  than or equal to 2.50 to
1.00

Greater  than  1.50 to 1.0 but             .75%                         2.00%                     0.375%
less  than or equal to 2.00 to
1.00

Less  than or equal to 1.50 to             .50%                         1.75%                     0.375%
1.00


                  "Assignment of Piazzo Lease" shall mean the Assignment executed by GDWCI on or before the First Amendment Effective Date as additional security for the



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

Bank Facilities, pursuant to which GDWCI assigns to Agent Bank all of its right, title and interest under the Piazzo Lease.

                  "Assignments" shall mean collective reference to the Assignments of Spaceleases, Contracts, Rents and Revenues, Assignments of Permits, Licenses and Contracts, Assignment of Parking Garage Lease and Assignment of Piazzo Lease.

                  "Assignments of Permits, Licenses and Contracts" shall mean collective reference to the Lodge Assignment of Permits, Licenses and Contracts, Gilpin Assignment of Permits, Licenses and Contracts and Gold Dust Assignment of Permits, Licenses and Contracts.

                  "Assignments of Spaceleases, Contracts, Rents and Revenues" shall mean collective reference to the Lodge Assignment of Spaceleases, Contracts, Rents and Revenues, Gilpin Assignment of Spaceleases, Contracts, Rents and Revenues and Gold Dust Assignment of Spaceleases, Contracts, Rents and Revenues.

                  "Borrower Consolidation" shall mean collective reference to Borrowers and each Restricted Subsidiary on a consolidated basis, without regard to any Unrestricted Subsidiary or other Affiliate.

                  "Borrowers" shall mean collective reference to BHJE, BHGD, GVI, GHVP and GDWCI.

                  "Buyer's Conditions Precedent" shall have the meaning ascribed to such term in the Purchase Agreement, without regard to any amendment or modification thereof which is not first approved in writing by Requisite Lenders.

                  "Cavanaugh" shall have the meaning ascribed to such term in Recital Paragraph D of the First Amendment.

                  "Change in Control" shall mean the date on which any one or more of the following statements are true:

                           a. the Jacobs Family Group owns less than twenty-five
percent (25%) of the total voting power of all classes of voting stock of BHGD;

                           b. the Jacobs Family Group owns less than twenty-five
percent (25%) of the membership interest in BHJE, save and except as a consequence of the sale or transfer of such membership interests in exchange for additional voting stock of BHGD;



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

                           c. BHGD, either directly or through wholly owned
subsidiaries, fails to own one hundred percent (100%) of the Gilpin Hotel/Casino Facilities and of the Gold Dust Motel/Casino Facilities; or

                           d. BHGD, together with the Jacobs Family Group,
either directly or through wholly owned subsidiaries, partnership or limited liability companies, fail to own one hundred percent (100%) of the Lodge Hotel/Casino Facilities.

                  "Collateral" shall mean: (a) a collective reference to the Lodge Collateral, the Gilpin Collateral and the Gold Dust Collateral; and (b) any and all other property and/or intangible rights, interests or benefits inuring to or in favor of Borrowers which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Lenders or Agent Bank on behalf of the Lenders to secure repayment of the Bank Facilities, but shall not include the Gaming Permits.

                  "Collateral Properties" shall mean collective reference to the real properties, improvements and associated FF&E which are pledged and encumbered as Collateral securing repayment of the Bank Facilities from time to time, which shall consist of the Lodge Real Property, the Gilpin Real Property, the Parking Garage Leasehold and the Gold Dust Real Property, together with any other real property or interests therein which may be held by Agent Bank from time to time to secure repayment of the Bank Facilities.

                  "Colorado Closing Letter" shall mean the closing instruction letter to be given by Agent Bank to the Colorado Title Insurance Company at or prior to the First Amendment Effective Date setting forth the requirements of the Banks for issuance of the Colorado Title Endorsements and other conditions for the occurrence of the First Amendment Effective Date, as such letter may be amended or modified prior to the First Amendment Effective Date to the reasonable satisfaction of Agent Bank.

                  "Colorado Gaming Authorities" means collective reference to the Division of Gaming of the Colorado Department of Revenue, the Colorado Limited Gaming Control Commission and each other agency or other political subdivision which has jurisdiction over the gaming activities of Borrower at the Colorado Hotel/Casino Facilities.

                  "Colorado Gaming Laws" shall mean the Colorado Limited Gaming Act and the regulations relating thereto and all other rules, regulations, statutes and ordinances having authority or with which compliance is required for the conduct of gambling, gaming and casino activities at the Colorado Hotel/Casino Facilities.

                  "Colorado Title Endorsements" shall mean collective reference to the following endorsements, which shall be issued to the Existing Colorado Title Insurance Policy by the Colorado Title Insurance Company, as of the First Amendment Effective



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

Date, in accordance with the Colorado Closing Letter: (i) 110.5 Endorsement providing assurances, among other things, that the Existing Gilpin Deed of Trust has been validly amended by the First Amendment to Gilpin Deed of Trust and the Existing Lodge Deed of Trust has been validly amended by the First Amendment to Lodge Deed of Trust; and (ii) such other endorsements as may be requested by Agent Bank (including, without limitation, a tie-in endorsement with respect to the Nevada Title Insurance Policy); all of which shall be in a form and substance acceptable to Agent Bank.

                  "Colorado Title Insurance Company" shall mean First American Title Insurance Company and its issuing agent, Clear Creek-Gilpin Abstract & Title Corporation, with offices located at 619 Fifth Street, P.O. Box 545, Georgetown, Colorado 80444, together with such reinsurers with direct access as are requested by Agent Bank or other title insurance company or companies as may be acceptable to Agent Bank.

                  "Colorado Title Insurance Policy" shall mean a collective reference to the Existing Colorado Title Insurance Policy and the Colorado Title Endorsements.

                  "Commitment Increase" shall have the meaning ascribed to such term in Recital Paragraph F(i) of the First Amendment.

                  "Commitment Increase Fee" shall have the meaning set forth in Paragraph 14(l) of the First Amendment.

                  "Commitment Increase Fee Side Letter" shall mean the Side Letter of Understanding Regarding Commitment Increase Fee dated as of December 7, 2000, executed by and between Borrowers and Agent Bank concerning payment of the Commitment Increase Fee more particularly described therein.

                  "Credit Agreement" shall mean the Existing Credit Agreement as amended by the First Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

                  "Deeds of Trust" mean collective reference to the Gilpin Deed of Trust, the Lodge Deed of Trust and the Gold Dust Deed of Trust.

                  "Environmental Certificate" shall mean the Amended and Restated Certificate and Indemnification Regarding Hazardous Materials to be executed by Borrowers on or before the First Amendment Effective Date, as a further inducement to the Banks to amend the Existing Credit Agreement for the purposes set forth herein, which shall completely amend and restate the Certificate and Indemnification Regarding Hazardous Materials that was executed by the Existing Borrowers concurrently, or substantially concurrent, with the Existing Credit Agreement, all for the purpose, among other things, of: (i) providing for GDWCI to join in execution thereof and to become jointly and severally liable thereunder; and (ii) causing the provisions thereof to apply to the Gold Dust Real Property; as such Amended and Restated Certificate and Indemnification Regarding Hazardous Materials may be amended, modified, extended, renewed or restated from time to time.

                  "Equipment Leases and Contracts" shall mean collective reference to the Gilpin Equipment Leases and Contracts, the Lodge Equipment Leases and Contracts and Gold Dust Equipment Leases and Contracts.

                  "Existing Borrowers" shall mean collective reference to BHJE, BHGD, GVI and GHVP.

                  "Existing Colorado Title Insurance Policy" shall mean the ALTA Extended Coverage Lender's Policy of Title Insurance which was issued by the Colorado Title Insurance Company, under Policy No. CW2992110 and dated as of April 23, 1999, together with the endorsements which were issued concurrently therewith, with such policy and endorsements providing coverage in the aggregate amount of Sixty-five Million Dollars ($65,000,000.00), insuring the Existing Gilpin Deed of Trust as a first priority mortgage lien encumbering the Gilpin Real Property and insuring the Existing Lodge Deed of Trust as a first priority mortgage lien encumbering the Lodge Real Property; all subject only to the exceptions referred to therein.

                  "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the First Amendment.

                  "Existing Gilpin Deed of Trust" shall mean the Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents (Gilpin) which was executed by BHGD, GVI and GHVP in favor of Agent Bank, on April 16, 1999 and recorded in the Official Records of Gilpin County, Colorado on April 23, 1999, in Book 668 at Page 42 as Document No. 100061, encumbering the Gilpin Real Property, the Gilpin FF&E and the other Gilpin Collateral therein described, all for the purpose, among other things, of securing the Existing Borrowers' payment and performance under the Bank Facilities in accordance with the Existing Credit Agreement.

                  "Existing Lodge Deed of Trust" shall mean the Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents (Lodge) which was executed by BHJE in favor of Agent Bank, on April 23, 1999 and recorded in the Official Records of Gilpin County, Colorado on April 23, 1999 in Book 667 at Page 452 as Document No. 100056, encumbering the Lodge Real Property, the Lodge FF&E therein described and the other Lodge Collateral therein described, all for the purpose, among other things, of securing the Existing Borrowers' payment and performance under the Bank Facilities in accordance with the Existing Credit Agreement.

                  "FF&E" shall mean reference to the Gilpin FF&E, the Lodge FF&E and the Gold Dust FF&E and any other furniture, fixtures and equipment, including, without limitation, all gaming devices and associated equipment, inventories and supplies used in connection with the Hotel/Casino Facilities.

                  "Financing Statements" shall mean collective reference to the Gilpin Financing Statements, Lodge Financing Statements and Gold Dust Financing Statements.

                  "First Amendment" shall mean the First Amendment to Credit Agreement dated as of December 21, 2000.

                  "First Amendment Effective Date" shall mean January 4, 2001, subject to the occurrence of each of the Conditions Precedent set forth in Paragraph 13 of the First Amendment.

                  "First Amendment to Gilpin Deed of Trust" shall mean that certain First Amendment to Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents and Notice of Additional Commitment (Gilpin) which is to be executed by BHGD, GVI, GHVP and by Agent Bank, on or before the First Amendment Effective Date, and is to be recorded in the Official Records of Gilpin County, Colorado, concurrently, or substantially concurrent, with the First Amendment Effective Date for the purpose of amending the Existing Gilpin Deed of Trust in order to provide, among other things, for the Existing Gilpin Deed of Trust to reflect Borrowers' entry into the First Amendment to Credit Agreement and to confirm its security for payment and performance under the Bank Facilities.

                  "First Amendment to Lodge Deed of Trust" shall mean that certain First Amendment to Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents and Notice of Additional Commitment (Lodge) which is to be executed by BHJE and by Agent Bank, on or before the First Amendment Effective Date, and is to be recorded in the Official Records of Gilpin County, Colorado, concurrently, or substantially concurrent, with the First Amendment Effective Date for the purpose of amending the Existing Lodge Deed of Trust in order to provide, among other things, for the Existing Lodge Deed of Trust to reflect Borrowers' entry into the First Amendment to Credit Agreement and to confirm its security for payment and performance under the Bank Facilities.

                  "GDMI" shall have the meaning ascribed to such term in Recital Paragraph D of the First Amendment.

                  "GDWCI Stock Pledge" shall have the meaning ascribed to such term in Paragraph 7 of the First Amendment.

                  "Gaming Authorities" shall mean collective reference to the Colorado Gaming Authorities and the Nevada Gaming Authorities.

                  "Gaming Devices" shall mean slot machines and other devices which constitute gaming devices and related equipment as defined by the Gaming Authorities and Gaming Laws.

                  "Gaming Laws" shall mean collective reference to the Colorado Gaming Laws and the Nevada Gaming Laws.

                  "Gilpin Deed of Trust" shall mean collective reference to the Existing Gilpin Deed of Trust, as amended by the First Amendment to Gilpin Deed of Trust, and as it may be further amended, modified, extended, renewed or restated from time to time.

                  "Gold Dust Acquisition" shall mean the acquisition of title and ownership by GDWCI of the Purchased Assets in the accordance with the terms of the Purchase Agreement.

                  "Gold Dust Assignment of Permits, Licenses and Contracts" shall mean the assignment to be executed by GDWCI on or before the First Amendment Effective Date, pursuant to which GDWCI assigns to Agent Bank on behalf of the Lenders, as additional security for the Bank Facilities, all of its right, title and interest in and to all assignable permits, licenses and contracts relating to the Gold Dust Motel/Casino Facilities, except Gaming Permits and those permits, licenses and contracts which are unassignable, as such assignment may be amended, modified, extended, renewed or restated from time to time.

                  "Gold Dust Assignment of Spaceleases, Contracts, Rents and Revenues" shall mean the Assignment to be executed by GDWCI on or before the First Amendment Effective Date, pursuant to which GDWCI assigns to Agent Bank on behalf of the Lenders, as additional security for the Bank Facilities: (a) all of its right, title and interest under all Gold Dust Equipment Leases and Contracts and Gold Dust Spaceleases relating to the Gold Dust Motel/Casino Facilities, and (b) all rents, issues, profits, revenues and income from the Gold Dust Motel/Casino Facilities and any other business activity conducted at the Gold Dust Motel/Casino Facilities, together with any future expansions thereof, related thereto or used in connection therewith, as such assignment may be amended, modified, extended, renewed or restated from time to time.

                  "Gold Dust Collateral" shall mean collective reference to: (i) all of the Gold Dust Real Property, Gold Dust FF&E and the contract rights, leases, intangibles and other interests of GDWCI, which are subject to the liens and security interests of the Gold Dust Security Documents; (ii) all rights of GDWCI assigned as additional security pursuant to the terms of the Gold Dust Security Documents; and (iii) any and all other property and/or intangible rights, interest or benefits inuring to or in favor of GDWCI, which are in any manner assigned, pledged, encumbered or otherwise hypothecated in favor of Agent Bank on behalf of Lenders to secure payment of the Bank Facilities.

                  "Gold Dust Deed of Trust" shall mean the Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents to be executed, as of the First Amendment Effective Date, by GDWCI, as trustor and debtor, to the Nevada Title Insurance Company, as trustee, in favor of Agent Bank on behalf of Lenders, as beneficiary, for the purposes of providing security for the Bank Facilities encumbering the Gold Dust Collateral more particularly therein described as a first mortgage lien, or in the case of the Piazzo Lease a first leasehold mortgage lien, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time.

                  "Gold Dust Equipment Leases and Contracts" shall mean the executed leases and purchase contracts pertaining to the Gold Dust FF&E wherein GDWCI is the lessee or vendee, as the case may be, as set forth on that certain schedule marked "Schedule 4.16(c)", affixed to the First Amendment and by this reference incorporated herein and made a part hereof.

                  "Gold Dust FF&E" shall mean the furniture, fixtures and equipment and all gaming equipment and devices which have been installed or are to be installed and used or owned by GDWCI in connection with the operation of the Gold Dust Motel/Casino Facilities.

                  "Gold Dust Financing Statements" shall mean the Uniform Commercial Code Financing Statements to be filed in the office of the Secretary of State of the State of Nevada, and in the office of the County Recorder of Washoe County, Nevada, in order to perfect the security interest granted to Agent Bank on behalf of the Lenders under the Gold Dust Security Documents in accordance with the requirements of the Nevada Uniform Commercial Code, as such financing statements may be amended, modified, extended, renewed or restated from time to time.

                  "Gold Dust Motel/Casino Facilities" shall mean collective reference to the Gold Dust Real Property, the hotel and casino business and related activities conducted by GDWCI in and on the Gold Dust Real Property and all improvements now or hereafter situate thereon, together with any other real property, personal property or interests therein which are used by GDWCI as a part of the operation of the motel and casino business conducted by GDWCI on the Gold Dust Real Property under the style and name of Gold Dust Motel and Casino.

                  "Gold Dust Permitted Encumbrances" shall mean, at any particular time, (i) Liens for taxes, assessments or governmental charges not then due and payable or not then delinquent, (ii) statutory liens for labor and/or materials and liens for taxes, assessments or governmental charges the validity of which, in either instance, are being contested in good faith by Borrowers by appropriate proceedings, and as provided in Sections 5.04 and 5.10 of the Credit Agreement, respectively, provided that, Borrowers shall have maintained adequate reserves in accordance with GAAP for payment of same, (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (iv) leases or subleases granted to others (including, without limitation, any Subsidiary) not interfering in any material respect with the ordinary conduct of the business of the Gold Dust Motel/Casino Facilities; (v) Liens created or contemplated by the Gold Dust Security Documents, (vi) the liens, encumbrances and restrictions on the Gold Dust Real Property, Gold Dust FF&E and existing improvements which are shown as exceptions on Schedule B of the Nevada Title Insurance Policy to be issued by Nevada Title Insurance Company as of the First Amendment Effective Date, (vii) Liens consented to in writing by Agent Bank upon the approval of Requisite Lenders, (viii) Liens of legally valid capital leases and purchase money security interests for Gold Dust FF&E to the extent permitted by Section 6.08(d) of the Credit Agreement, (ix) each and every easement, license, restriction or right-of-way that (A) is hereafter granted to any Governmental Authority or public utility providing services to the Gold Dust Real Property or
(B) does not interfere in any material respect with the Gold Dust Motel/Casino Facilities; and (x) judgment liens, writs, warrants, levies, distraints, attachments and other similar process which do not constitute an Event of Default.

                  "Gold Dust Real Property" shall mean the real property to be owned by GDWCI on and after the consummation of the Gold Dust Acquisition, save and except for the Piazzo Property which shall be leased by GDWCI pursuant to the Piazzo Lease, all of which real property is described on that certain exhibit marked "Exhibit S", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Gold Dust Security Documents" shall mean collective reference to the Gold Dust Deed of Trust, Gold Dust Financing Statements, Gold Dust Assignment of Permits, Licenses and Contracts, Gold Dust Assignment of Spaceleases, Contracts, Rents and Revenues, Assignment of Piazzo Lease and all other documents, instruments or agreements encumbering or assigning assets related to the Gold Dust Motel/Casino

Facilities which are executed or delivered by or on behalf of GDWCI, and accepted by Agent Bank, on behalf of Lenders, as security for payment of the Bank Facilities.

                  "Gold Dust Spaceleases" shall mean the executed leases and concession agreements pertaining to the Gold Dust Motel/Casino Facilities, or any portion thereof, wherein GDWCI is the lessor as set forth on the certain schedule marked "Schedule 4.15(c)", affixed hereto and by this reference incorporated herein and made a part hereof.

                  "Hotel/Casino Facilities" shall mean collective reference to the Lodge Hotel/Casino Facilities, the Gilpin Hotel/Casino Facilities and the Gold Dust Motel/Casino Facilities.

                  "Increasing Lender(s)" shall have the meaning ascribed to such term in Recital Paragraph E of the First Amendment.

                  "Lodge Deed of Trust" shall mean collective reference to the Existing Lodge Deed of Trust as amended by the First Amendment to Lodge Deed of Trust and as it may be further amended, modified, extended, renewed or restated from time to time.

                  "Maturity Date" shall mean April 16, 2004.

                  "Maximum Scheduled Balance" shall mean the maximum amount of scheduled principal which may be outstanding on the Credit Facility from time to time in the amount of Seventy-Five Million Dollars ($75,000,000.00) as of the First Amendment Effective Date, as reduced from time to time by the Scheduled Reductions as set forth on the Aggregate Commitment Reduction Schedule.

                  "Nevada Closing Letter" shall mean the closing instruction letter to be given by Agent Bank to the Nevada Title Insurance Company at or prior to the First Amendment Effective Date setting forth the requirements of the Banks for issuance of the Nevada Title Insurance Policy and other conditions for the occurrence of the First Amendment Effective Date, as such letter may be amended or modified prior to the First Amendment Effective Date to the reasonable satisfaction of Agent Bank.

                  "Nevada Gaming Authorities" shall mean a collective reference to the Nevada Gaming Commission, the State Gaming Control Board or any agency of any state, county, city or other political subdivision which has jurisdiction over the gaming activities of Borrowers at the Gold Dust Motel/Casino Facility.

                  "Nevada Title Insurance Company" shall mean First American Title Insurance Company and its issuing agent, First American Title Company of Nevada, with offices located at 5310 Kietzke Lane, Suite 100, Reno, Nevada 89511, together with such reinsurers with direct access as are requested by Agent Bank or other title insurance company or companies as may be acceptable to Agent Bank.

                  "Nevada Title Insurance Policy" shall mean the ALTA Extended Coverage Lender's Policy of Title Insurance, and the endorsements thereto (including, without limitation, a tie-in endorsement with respect to the Colorado Title Insurance Policy), which is to be issued by the Nevada Title Insurance Company, as of the First Amendment Effective Date, in the amount of Thirteen Million Nine Hundred Thousand Dollars ($13,900,000.00) in favor of Agent Bank, insuring the Gold Dust Deed of Trust as first priority mortgage liens encumbering the Gold Dust Real Property therein described subject only to the exceptions shown therein in Schedule B, Part I, all in accordance with the Nevada Closing Letter.

                  "Piazzo Lease" shall mean that certain Lease Agreement dated November 24, 1975 wherein: (i) Chester J. Piazzo, Darlene Piazzo, Lincoln E. Piazzo and Helen J. Piazzo are the lessors and John E. Cavanaugh and Barbara A. Cavanaugh are the lessees of the Piazzo Property; and (ii) the Piazzo Option is granted to the lessees thereunder; record notice of which Lease Agreement is given pursuant to a Memorandum of Lease recorded in the Official Records of Washoe County, Nevada on November 25, 1975 in Book 932 at Page 820 as Document No. 386577, as such Lease Agreement is amended by an Addendum to Lease recorded in the Official Records of Washoe County, Nevada on July 26, 1977 in Book 1108 at Page 339 as Document No. 478005, a Supplement to Lease recorded in the Official Records of Washoe County, Nevada on July 26, 1977 in Book 1108 at Page 351 as Document No. 478006, an Amendment to Lease recorded in the Official Records of Washoe County, Nevada on July 26, 1977 in Book 1108 at Page 355 as Document No. 478007, a document entitled "Agreement" recorded in the Official Records of Washoe County, Nevada on July 26, 1977 in Book 1108 at Page 358 as Document No. 478008; with (x) all interest of Lincoln E. Piazzo and Helen J. Piazzo in the Piazzo Property having been conveyed to Chester J. Piazzo and Darlene Piazzo pursuant to that certain Deed of Conveyance recorded in the Official Records of Washoe County, Nevada on September 26, 1984 in Book 2071 at Page 558 as Document No. 952043; (y) all interest of Barbara A. Cavanaugh under the Piazzo Lease having been assigned to Cavanaugh pursuant to an Assignment of Lease recorded in the Official Records of Washoe County, Nevada on November 8, 1991 in Book 3360 at Page 364 as Document No. 1522682 and Cavanaugh having assigned all of his right and interest thereunder to GDWCI concurrently or substantially concurrent with the First Amendment Effective Date; and (z) all interest of Chester J. Piazzo and Darlene Piazzo in the Piazzo Property having been conveyed to the Piazzo Trust pursuant to that certain Grant Deed recorded in the Official Records of Washoe County, Nevada on February 12, 1992 in Book 3417 at Page 325 as Document No. 1545623.

                  "Piazzo Lease Estoppel Certificate" shall mean an Estoppel Certificate duly executed by the Piazzo Trust, as lessor and GDWCI as lessee under the Piazzo Lease, wherein they each certify and represent to Agent Bank, among other things, that: (a) the Piazzo Lease represents the entire agreement between the parties thereto with respect to the property which is subject to the Piazzo Lease and supersedes all other previous documents and agreements between them, (b) that the Piazzo Lease has not been modified, supplemented or amended except as described herein, (c) there are no defaults presently existing or continuing under any of the provisions of the Piazzo Lease, and (d) other provisions regarding notice to Agent Bank in the event of default thereunder.

                  "Piazzo Option" shall mean an option to purchase the Piazzo Property which is granted to the lessees under the Piazzo Lease subject to the terms and conditions set forth therein.

                  "Piazzo Property" shall mean that real property which is particularly described as Parcel 1 on Exhibit S attached hereto and incorporated by reference herein.

                  "Piazzo Trust" shall mean Chester J. Piazzo and Darlene Piazzo as Co-Trustees of the C.&D. Piazzo Family Trust created by Trust Agreement dated January 8, 1992 and their successors in interest as owners of the Piazzo Property.

                  "Purchase Agreement" shall have the meaning ascribed to such term in Recital Paragraph D of the First Amendment.

                  "Purchased Assets" shall mean a collective reference to all of the assets which are to be purchased by GDWCI under the Purchase Agreement, including, without limitation: (i) the "Purchased Assets" which are defined by
Section 1.43 of the Purchase Agreement; and (ii) all other assets which are to be transferred to GDWCI pursuant to execution and delivery of the documents which GDMI and Cavanaugh are required to deliver under Section 8 of the Purchase Agreement.

                  "Revolving Credit Note" shall mean the Revolving Credit Note (First Restated), a copy of which is marked "Exhibit A", affixed to the First Amendment and by this reference incorporated herein and made a part hereof, executed by Borrower on or before the First Amendment Effective Date, payable to the order of Agent Bank on behalf of the Lenders, evidencing the Credit Facility, as the same may be amended, modified, supplemented, replaced, renewed or restated from time to time, which restated Exhibit A shall fully restate and supersede Exhibit A attached to the Existing Credit Agreement.

                  "Schedule of Lenders' Proportions in Credit Facility" shall mean the Schedule of Lenders' Proportions in Credit Facility as of January 4, 2001, a copy of which is set forth as Schedule 2.01(a), affixed to the First Amendment and by this reference incorporated herein and made a part hereof, setting forth the respective Syndication Interest and maximum amount to be funded under the Credit Facility by each Lender, as the same may be amended or restated from time to time in connection with an Assignment and Assumption Agreement, which revised Schedule 2.01(a) shall fully restate and supersede
Schedule 2.01(a) attached to the Existing Credit Agreement and all previous amendments and restatements thereof.

                  "Security Documentation" shall mean a collective reference to the Gilpin Security Documents, the Lodge Security Documents, Gold Dust Security Documents and Stock Pledges, Subsidiary Guaranties, the Trademark Security Agreement and all other instruments and agreements to be executed by or on behalf of members of the Borrower Consolidation or other applicable Persons, in favor of Agent Bank on behalf of the Lenders securing repayment of the Bank Facilities.

                  "Sellers" shall have the meaning ascribed to such term in Recital Paragraph D of the First Amendment.

                  "Stock Pledges" shall mean collective reference to the GDWCI Stock Pledge and any other stock pledges given with reference to a Restricted Subsidiary, from time to time, subsequent to the First Amendment Effective Date.

                  "Trademark Security Agreement" shall mean the Amended and Restated Trademark Security Agreement to be executed by Borrowers and Agent Bank of the First Amendment Effective Date for the purpose, among other things, of amended and restating the Trademark Security Agreement which was executed and delivered by Existing Borrowers pursuant to the Existing Credit Agreement to provide, among other things: (i) for GDWCI to join in execution thereof; and
(ii) to encumber all service marks, trademarks and similar collateral in which GDWCI holds an interest, all as more particularly set forth therein.

                  2. Commitment Increase. From and after the First Amendment Effective Date, each Increasing Lender shall and does hereby assume and agree to perform all of the promises and covenants of a Lender as to its respective Pro Rata Share of the Commitment Increase in the amounts and proportions set forth in Recital Paragraph G.

                  3. Adjustment of Syndication Interests. On the First Amendment Effective Date, the respective aggregate Syndication Interests of the Lenders in the Credit Facility shall be as set forth on the Schedule of Lenders' Proportions in Credit

Facility as of January 4, 2001, a copy of which is marked "Schedule 2.01(a)" affixed to the First Amendment and by this reference incorporated herein and made a part hereof, which shall restate the Schedule of Lenders' Proportions in Credit Facility attached as Schedule 2.01(a) to the Existing Credit Agreement, and all previous amendments and restatements thereof, for the purpose of showing the Maximum Scheduled Balance, as increased by the Commitment Increase, the adjustment of the respective Syndication Interests held by each of the Lenders and evidencing each Lender's applicable Syndication Interest in the Credit Facility on and after the First Amendment Effective Date.

                  4. Modification of Aggregate Commitment, Maximum Scheduled Balance, Aggregate Commitment Reduction Schedule and Extension of Maturity Date. As of the First Amendment Effective Date, the definitions of "Aggregate Commitment", "Maximum Scheduled Balance", "Aggregate Commitment Reduction Schedule" and "Maturity Date" shall be and are hereby modified as set forth in the definitions of Aggregate Commitment, Maximum Scheduled Balance, Aggregate Commitment Reduction Schedule and Maturity Date contained in the First Amendment.

                  5. Consent to Creation of GDWCI as an Additional Subsidiary. Banks do hereby consent to the organization and creation of GDWCI as a wholly owned subsidiary of BHGD and member of the Borrower Consolidation.

                  6. Assumption by GDWCI. GDWCI joins in the execution of this First Amendment to Credit Agreement for the purpose of evidencing its agreement to and effective as of the date hereof, does hereby, jointly and severally with the other members of the Borrower Consolidation, assume all duties, obligations and liabilities of Borrowers under the Credit Agreement, the Notes and each of the other Loan Documents as a Borrower and member of the Borrower Consolidation and agrees to jointly and severally perform all of the promises, covenants and other obligations of Borrowers thereunder arising or performable from and after the date hereof.

                  7. GDWCI Stock Pledge. As of the First Amendment Effective Date, and subject to the prior approval of the Nevada Gaming Authorities, BHGD shall execute and deliver to and for the benefit of Agent Bank on behalf of Lenders (collectively, the "GDWCI Stock Pledge"): (a) the original stock certificate evidencing all of the issued and outstanding capital stock of GDWCI,
(b) Irrevocable Stock Power executed in blank with respect to such capital stock, and (c) Security Agreement and Pledge of Stock for the purpose of pledging to and granting a security interest in favor of Agent Bank in and to all of the issued and outstanding capital stock of GDWCI.

                  8. Acquisition of Purchased Assets and Additional Collateral. As of the First Amendment Effective Date:

                           a. Agent Bank shall have received a true and correct
copy of the Purchase Agreement, together with all amendments and modifications thereto;

                           b. Agent Bank shall have received written evidence to
its reasonable satisfaction that as of the First Amendment Effective Date each of the "Buyer's Conditions Precedent" shall have been fully satisfied and a copy of all certificates, documents, deeds, assignments, bills of sale and other instruments relating to the transfer, assignment and conveyance of the Purchased Assets to GDWCI pursuant to the Purchase Agreement shall have been delivered to Agent Bank, and

                           c. the Purchased Assets shall be added as additional
Collateral by execution and delivery by Borrowers of the Gold Dust Security Documents as set forth in Paragraph 14(f) of the First Amendment.

                  9. Addition of Subsection 5.22(c) - Performance under the Piazzo Lease. As of the First Amendment Effective Date, Section 5.22(c) shall be and is hereby added to the Existing Credit Agreement as follows:

                           "c. Until Bank Facility Termination GDWCI, as lessee, shall fully perform and comply with or cause to be performed and complied with all of the covenants, terms and conditions imposed or assumed by it under the Piazzo Lease."

                  10. Restatement of Leverage Ratio Covenant. As of the First Amendment Effective Date, Section 6.01 of the Existing Credit Agreement entitled "Leverage Ratio" shall be and is hereby fully amended and restated in its entirety as follows:

                           "Section 6.01. Leverage Ratio. Commencing as of the
                  first Fiscal Quarter end occurring subsequent to the First Amendment Effective Date and continuing as of each Fiscal Quarter end until Bank Facilities Termination, the Borrower Consolidation shall maintain a Leverage Ratio no greater than the ratios described hereinbelow to be calculated as of the end of each Fiscal Quarter in accordance with the following schedule:

                                 FISCAL QUARTER END                              MAXIMUM LEVERAGE RATIO
                                 ------------------                              ----------------------
                 As of the Fiscal Quarter ending March 31, 2001                       3.00 to 1.00

                 As of the Fiscal Quarter ending June 30, 2001 and as of each
                 Fiscal Quarter end through the Fiscal Quarter ending September
                 30, 2002                                                             2.75 to 1.00

                 As of the Fiscal Quarter ending December 31, 2002, and as of
                 each Fiscal Quarter end through Bank Facilities Termination          2.50 to 1.00"

                  11. Restatement of Capital Expenditures Covenant. As of the First Amendment Effective Date, Section 6.04 of the Existing Credit Agreement entitled "Limitation on Capital Expenditures", shall be and is hereby fully amended and restated in its entirety as follows:

                           "Section 6.04. Capital Expenditures. During each
                  Fiscal Year, commencing with the Fiscal Year beginning January 1, 2001:

                                    a. The Borrower Consolidation shall make or
                  cause to be made, Capital Expenditures to the Collateral Properties in a minimum aggregate amount no less than three percent (3%) of net revenues derived from the Collateral Properties during the immediately preceding Fiscal Year; and

                                    b. The Borrower Consolidation shall not make
                  or cause to be made, Capital Expenditures to the Collateral Properties greater than: (i) an aggregate amount equal to six percent (6%) of gross revenues derived from the Collateral Properties by the Borrower Consolidation during the immediately preceding Fiscal Year, plus (ii) the amount then available for expenditure under the Net Equity Proceeds Expenditure Basket."

                  12. Restatement of Subsection 6.08(a). As of the First Amendment Effective Date, Section 6.08(a) of the Existing Credit Agreement shall be and is hereby fully amended and restated in its entirety as follows:

                           "a. Secured Interest Rate Hedges up to the maximum
                  aggregate notional principal amount of Sixty Million Dollars ($60,000,000.00) at any time outstanding;"

                  13. Consent to One-Time Distribution to JE Membership Interests. Notwithstanding anything contained in Section 6.09 of the Existing Credit Agreement to the contrary, and in addition to the Distributions otherwise permitted under Section 6.09, on the First Amendment Effective Date, Lenders shall and do hereby agree that the Borrower Consolidation may make a Distribution to the JE Membership Interests on a one-time basis only up to the aggregate maximum amount of Two Million Dollars ($2,000,000.00) subject to compliance with each of the following conditions:

                           a. That no Default or Event of Default has occurred
and remains continuing;

                           b. That such Distribution is made prior to March 31,
2001;

                           c. That the Distribution to Diversified shall not
exceed Eighty Thousand Dollars ($80,000.00) in the aggregate; and

                           d. That the Distribution to Entertainment shall not
exceed One Million Nine Hundred Twenty Thousand Dollars ($1,920,000.00) in the aggregate.

                  14. Conditions Precedent to First Amendment Effective Date. The occurrence of the First Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before January 4, 2001:

                           a. Due execution by Borrowers and Banks of six (6)
duplicate originals of this First Amendment;

                           b. Due execution by Borrowers of the original
Revolving Credit Note (First Restated);

                           c. Organizational and corporate documentation of
Borrowers, consisting of:

                                    (i) a Certificate of Good Standing for GDWCI
                  issued by the Secretary of State of the State of Nevada and dated within thirty (30) calendar days of the First Amendment Effective Date;

                                    (ii) a copy of the articles of incorporation
                  and by-laws of GDWCI certified as of the First Amendment Effective Date to be true, correct and complete by a duly Authorized Officer of the Borrowers;

                                    (iii) an original Certificate of Corporate
                  Resolution for each of the Borrowers authorizing each respective Borrower to enter into all documents and agreements to be executed by it pursuant to this First Amendment and further authorizing and empowering the officer or officers who will execute such documents and agreements with the authority and power to execute such documents and agreements on behalf of each respective corporation; and

                                    (iv) a revised Authorized Representatives
                  Certificate providing for the joinder of GDWCI;

                           d. True and correct copy of the Purchase Agreement,
together with written evidence reasonably acceptable to Agent Bank of the satisfaction of each of the Buyer's Conditions Precedent and all other documentation relating to the Gold Dust Acquisition as described in Paragraph 8 of the First Amendment;

                           e. The Nevada Gaming Authorities shall have approved
the GDWCI Stock Pledge and Agent Bank shall have received each of the documents and instruments as described in Paragraph 7 of the First Amendment;

                           f. Each of the Gold Dust Security Documents and
related Loan Documents, consisting of:

                                    (i) Gold Dust Deed of Trust;

                                    (ii) Gold Dust Financing Statements;

                                    (iii) Gold Dust Assignment of Spaceleases,
                  Contracts, Rents and Revenues;

                                    (iv) Gold Dust Assignment of Permits,
                  Licenses and Contracts;

                                    (v) Assignment of Piazzo Lease; and

                                    (vi) Piazzo Lease Estoppel Certificate.

                           g. First Amendment to Lodge Deed of Trust and First
Amendment to Gilpin Deed of Trust;

                           h. Additional Security Documentation consisting of:

                                    (i) Environmental Certificate;

                                    (ii) Trademark Security Agreement; and

                                    (iii) the GDWCI Stock Pledge, together with
                  the original stock certificate and Irrevocable Stock Power as required under Paragraph 7 of the First Amendment.

                           i. Borrower shall have executed and delivered to
Agent Bank any further amendments to the Security Documentation reasonably requested by Agent Bank for the purpose of securing repayment of the Commitment Increase and the Bank Facilities and shall pay the costs of the Nevada Title Insurance Policy and a 110.5 endorsement or other applicable endorsement to the Colorado Title Insurance Policy evidencing its continued application to the Bank Facilities, as increased by the Commitment Increase, and to the Security Documentation;

                           j. Each Lender realizing a decrease in its respective
Syndication Interest has received from Agent Bank such amount as is necessary to adjust such Lender's Pro Rata Share of the Funded Outstandings as of the First Amendment Effective Date equal to such Lender's Syndication Interest as set forth on the Schedule of Lenders' Proportions in Credit Facility as of January 4, 2001, attached hereto;

                           k. Each Increasing Lender realizing an increase in
its respective Syndication Interest has delivered to Agent Bank an amount representing its Pro Rata Share of the Funded Outstandings as of the First Amendment Effective Date, less such Increasing Lender's Pro Rata Share of the Funded Outstandings immediately prior to the First Amendment Effective Date, for distribution to the Lenders in such amounts as are necessary to adjust each such Lenders' Pro Rata Share of the Funded Outstandings as of the First Amendment Effective Date to a percentage equal to the Syndication Interests set forth on the Schedule of Lenders' Proportions in Credit Facility as of January 4, 2001, attached hereto. Interest accrued but remaining unpaid on the outstanding principal balance under the Credit Facility shall be prorated to the First Amendment Effective Date and disbursed by Agent Bank to Lenders from the next payment of accrued interest under the Revolving Credit Note in accordance with their respective Pro Rata Shares;

                           l. Payment to Agent Bank of a non-refundable fee (the
"Commitment Increase Fee") in the amount set forth in the Commitment Increase Fee Side Letter to be retained by Agent Bank or distributed to the Increasing Lenders as agreed between Agent Bank and Increasing Lenders;

                           m. Borrowers shall have caused their attorneys to
deliver a legal opinion in substantially the form of the Legal Opinion attached as Exhibit Y to the Existing

Credit Agreement (inclusive of the Gold Dust Security Documents and GDWCI Stock Pledge) and in all other respects reasonably satisfactory to Agent Bank;

                           n. Borrowers shall provide Agent Bank with insurance
certificates and endorsements substantially consistent with Section 5.09 of the Existing Credit Agreement evidencing insurance coverage for the Gold Dust Collateral and Gold Dust Motel/Casino Facilities, together with such additional coverages and endorsements as may be reasonably required by Agent Bank;

                           o. A Notice of Closing Disbursement, substantially in
the form of a Notice of Borrowing, setting forth funding instructions to Agent Bank and Lenders as of the First Amendment Effective Date;

                           p. Reimbursement to Agent Bank by Borrower for all
reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Commitment Increase, First Amendment and addition of the Gold Dust Collateral, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the First Amendment Effective Date; and

                           q. Such other documents, instruments or conditions as
may be reasonably required by Agent Bank.

                  15. Representations of Borrowers. Borrowers hereby represent to the Banks, which representations shall survive the First Amendment Effective Date and be deemed incorporated into Article IV of the Credit Agreement, that:

                           a. As of the First Amendment Effective Date and at
all times during the term of the Bank Facilities:

                                    (i) GDWCI shall have good and marketable
                  title to the Gold Dust Real Property (other than the Piazzo Lease);

                                    (ii) BHGD shall be the owner and holder of
                  all outstanding shares of the common voting stock of GDWCI;
                  and

                                    (iii) GDWCI shall have a leasehold interest
                  pursuant to the Piazzo Lease or fee title to the Piazzo Property.

                           b. A schedule of all executed Gold Dust Spaceleases
pertaining to the Gold Dust Motel/Casino Facilities or any portion thereof, in existence as of the First Amendment Effective Date hereof, are set forth on
Schedule 4.15(c) attached to the First Amendment;

                           c. A schedule of all executed Gold Dust Equipment
Leases and Contracts pertaining to the Gold Dust Motel/Casino Facilities or any portion thereof, in existence on the date hereof, is set forth on Schedule 4.16(c) attached to the First Amendment;

                           d. Each of the patents, trademarks, service marks,
trade names and copyrights owned by Borrowers which is registered with any Governmental Authority is set forth on Schedule 4.27, attached to the First Amendment;

                           e. The copy of the Piazzo Lease and all modifications
and amendments thereof (if any) which have been delivered to Agent Bank:

                                    (i) constitute a true, correct and complete
                  copy of the respective original thereof, as in effect on the First Amendment Effective Date, and no amendments or modifications have been made to such Piazzo Lease, except as set forth by documents delivered to Agent Bank; and

                                    (ii) the Piazzo Lease has not been
                  terminated and is in full force and effect;

                           f. All Gaming Permits required to be held by
Borrowers are current and in good standing and GDWCI presently holds all Gaming Permits necessary for the ownership and operation of the Gold Dust Motel/Casino Facilities;

                           g. the representations and warranties contained in
Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the First Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank or, where applicable, the Requisite Lenders;

                           h. Since the date of the most recent financial
statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

                           i. no event has occurred and is continuing which
constitutes a Default or Event of Default under the terms of the Credit Agreement; and

                           j. The execution, delivery and performance of this
First Amendment, the Revolving Credit Note and each of the related documents has been duly authorized by all necessary action of Borrowers and this First Amendment, the Revolving Credit Note and each of the related documents constitute valid, binding and enforceable obligation of Borrowers.

                  16. Incorporation by Reference. This First Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

                  17. Governing Law. This First Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

                  18. Counterparts. This First Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

                  19. Continuance of Terms and Provisions. All of the terms and provisions of the Credit Agreement shall remain unchanged except as specifically modified herein.

                  20. Additional/Replacement Schedules and Exhibits Attached. The following additional and replacement Schedules and Exhibits are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

                           Schedule 2.01(a) - Schedule of Lenders' Proportions
                                              in Credit Facility as of First
                                              Amendment Effective Date

                           Schedule 2.01(c) - Aggregate Commitment Reduction
                                              Schedule

                           Schedule 4.15(c) - Schedule of Gold Dust Spaceleases

                           Schedule 4.16(c) - Schedule of Gold Dust Equipment
                                              Leases and Contracts

                           Exhibit A -        Revolving Credit Note (First
                                              Restated) - Form

                           Exhibit F -        Compliance Certificate - Form

                           Exhibit H -        Authorized Representatives
                                              Certificate (Restated) - Form

                           Exhibit S -        Gold Dust Real Property -
                                              Description

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the day and year first above written.

                                       BORROWERS:

                                       BLACK HAWK/JACOBS ENTERTAINMENT, LLC, a
                                       Colorado limited liability company

                                       By: BH ENTERTAINMENT LTD., an Ohio
                                           limited liability company, its
                                           Co-Manager

                                           By: JACOBS ENTERTAINMENT LTD., an
                                               Ohio limited liability company,
                                               its Manager

                                               By
                                                 -------------------------------
                                                 Jeffrey P. Jacobs,
                                                 President

                                       By: BLACK HAWK GAMING & DEVELOPMENT
                                           COMPANY, INC., a Colorado
                                           corporation, its Co-Manager

                                           By
                                             -----------------------------------
                                             Stephen R. Roark,
                                             President

                                       BLACK HAWK GAMING & DEVELOPMENT COMPANY,
                                       INC., a Colorado corporation, its
                                       Co-Manager

                                       By
                                         ---------------------------------------
                                         Stephen R. Roark,
                                         President

                                       GILPIN VENTURES, INC.,
                                       a Colorado corporation


                                       By
                                         ---------------------------------------
                                         Stephen R. Roark,
                                         President

                                       GILPIN HOTEL VENTURE,
                                       a Colorado joint venture partnership

                                       By: BLACK HAWK GAMING & DEVELOPMENT
                                           COMPANY, INC., a Colorado
                                           corporation, joint venture partner

                                           By
                                             -----------------------------------
                                             Stephen R. Roark,
                                             President

                                       By: GILPIN VENTURES, INC., a Colorado
                                           corporation, joint venture partner

                                           By
                                             -----------------------------------
                                             Stephen R. Roark,
                                             President

                                       GOLD DUST WEST CASINO, INC.,
                                       a Nevada corporation

                                       By
                                         ---------------------------------------
                                         Stephen R. Roark,
                                         Secretary

                                       Address for Borrowers:

                                       240 Main Street
                                       P.O. Box 21
                                       Black Hawk, CO 80422
                                       Attn: Stephen R. Roark

                                       Telephone: (303) 582-1117
                                       Facsimile: (303) 582-0239

                                       with a copy to:

                                       Jeffrey P. Jacobs
                                       c/o Jacobs Investments, Inc.
                                       425 Lakeside Avenue
                                       Cleveland, Ohio 44114

                                       Telephone: (216) 861-4080
                                       Facsimile: (216) 861-6315

                                       BANKS:

                                       WELLS FARGO BANK,
                                       National Association,
                                       Agent Bank, Lender,
                                       Swingline Lender and
                                       L/C Issuer


                                       By
                                         --------------------------

                                       Name
                                           ------------------------

                                       Title
                                            -----------------------

                                       Address:

                                       Credit Matters

                                       Wells Fargo Bank, N.A.
                                       3800 Howard Hughes Parkway
                                       Las Vegas, NV 89109
                                       Attn: Clark Wood

                                       Telephone: (702) 791-6351
                                       Facsimile: (702) 791-6248

                                       Borrowings, Payments, Conversions

                                       Wells Fargo Bank, NA, as Agent Bank
                                       Commercial Bank Loan Center
                                       Agency Dept. 2840
                                       201 3rd Street, 8th Floor
                                       San Francisco, CA 94103
                                       Attn: Manager
                                       Telephone: (415) 477-5379
                                       Facsimile: (415) 512-9408

                                       Payment Instructions

                                       Wells Fargo Bank, NA
                                       San Francisco, CA
                                       ABA # 1210-00248
                                       For Acct.: 4081-656936
                                       Ref: Black Hawk

                                       BANK ONE, NA,
                                       Lender


                                       By
                                         --------------------------

                                       Name
                                           ------------------------

                                       Title
                                            -----------------------

                                       Address:

                                       777 S. Figueroa Street, 4th Floor
                                       Los Angeles, CA 90017-5801
                                       Attn: Jim Junker

                                       Telephone: (213) 683-4948
                                       Facsimile:
                                                 ------------------

                                       KEYBANK NATIONAL ASSOCIATION,
                                       Lender


                                       By
                                         --------------------------
                                         Jeanette Ganousis,
                                         Senior Vice President

                                       Address:

                                       1675 Broadway, Suite 500
                                       Denver, CO 80202
                                       Attn: Philip J. Randell, V.P.

                                       Telephone: (720) 904-4534
                                       Facsimile: (720) 904-4515

                                       WEST COAST BANK,
                                       Lender


                                       By
                                         --------------------------
                                         Timothy B. Johnson,
                                         Vice President

                                       Address:

                                       301 Church Street
                                       P.O. Box 428
                                       Salem, OR 97308-0428

                                       Telephone: (800) 422-5735
                                                  Ext. 2951
                                       Facsimile: (503) 399-3937